Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Flag Equity Partners Fund, a series of Scudder Flag Equity Partners Fund, Inc., on Form N-CSR of the Scudder Flag Equity Partners Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 29, 2004                                /s/Julian Sluyters
                                             Julian Sluyters
                                             Chief Executive Officer
                                             Scudder Flag Equity Partners
                                             Fund, a series of Scudder Flag
                                             Equity Partners Fund, Inc.

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Flag Equity Partners Fund, a series of Scudder Flag Equity Partners Fund, Inc., on Form N-CSR of the Scudder Flag Equity Partners Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 29, 2004                                /s/Charles A. Rizzo
                                             Charles A. Rizzo
                                             Chief Financial Officer
                                             Scudder Flag Equity Partners
                                             Fund, a series of Scudder Flag
                                             Equity Partners Fund, Inc.